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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 10, 2003
                                (Date of report)

                             FRANKLIN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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
             Michigan                               0-50078                            38-2606280
-----------------------------------     --------------------------------     --------------------------------
 (State or other jurisdiction of           (Commission file number)                 (I.R.S. employer
          incorporation)                                                           identification no.)
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                           24725 West Twelve Mile Road
                           ---------------------------
                    (Address of principal executive offices)

                                 (248) 358-4710
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

(a) On November 10, 2003, First Place Financial Corp. ("First Place") and Franklin Bancorp, Inc. ("Franklin") announced, as set forth in the attached press release as Exhibit 99.1 which is incorporated herein by reference, that they entered into an Agreement and Plan of Merger ("Merger Agreement") under which First Place has agreed to acquire Franklin.

Under the terms of the Merger Agreement, which has been approved by the boards of directors of both First Place and Franklin, Franklin will merge with and into First Place (the "Merger"), with First Place surviving the Merger. The Merger Agreement provides for a cash and stock merger transaction valued at approximately $82.2 million. Under the terms of the agreement, Franklin shareholders will be entitled to receive for each share of Franklin common stock either $21.00 in cash or 1.137 shares of First Place common stock, or any combination thereof, subject to election and allocation procedures which are intended to ensure that, in the aggregate, 50% of the Franklin shares will be exchanged for First Place common stock.

Consummation of the Merger is subject to the conditions described in the Merger Agreement, including receipt of regulatory approvals and the approval of Franklin's shareholders. The transaction is expected to close in the second quarter of 2004. There can be no assurance, however, that the Merger will in fact be consummated.

The combined financial institution would rank as the 45th largest publicly traded savings institution in the United States with $2.2 billion in assets, market capitalization of $306 million and a 30 retail branch and 12 loan production office footprint that spans much of Ohio and the county of Oakland, Michigan. Franklin Bank, National Association ("Franklin Bank") and First Place Bank will merge operations, with the resulting bank being First Place. Franklin Bank will operate as a division of First Place Bank while retaining its name in the Southfield, Birmingham, Troy and Grosse Pointe Woods markets that are its primary market areas.

The Merger Agreement is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by this reference.

(b) On November 10, 2003, Franklin announced as set forth in the attached press release as Exhibit 99.3 which is incorporated herein by reference, that Craig L. Johnson, formerly Executive Vice President and Chief Lending Officer of Franklin Bank, has been named as the new President and CEO and a director of Franklin and of Franklin Bank. Mr. Johnson succeeds David L. Shelp, who announced his retirement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c)       Exhibits.

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Exhibit No.       Description

99.1 Press release of Franklin Bancorp, Inc. dated November 10, 2003, announcing that First Place Financial Corp. and Franklin Bancorp, Inc. have entered into an Agreement and Plan of Merger under which First Place Financial Corp. has agreed to acquire Franklin Bancorp, Inc. The transaction is subject to, and contingent on regulatory and shareholder approval.

99.2 Agreement and Plan of Merger, dated as of November 10, 2003, by and between First Place Financial Corp and Franklin Bancorp, Inc.

99.3 Press Release of Franklin Bancorp, Inc. dated November 10, 2003, announcing that Craig L. Johnson has been named as the new President and CEO and a director of Franklin Bancorp, Inc.

99.4 Conference call and simultaneous webcast presentation of November 11, 2003 presented by Steven R. Lewis, President and CEO, and David L. Mead, Chief Financial Officer, of First Place.

99.5 Press Release of Franklin Bancorp, Inc., dated November 11, 2003, announcing earnings for the quarter ended September 30, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

On Tuesday, November 11, 2003 at 10:00 a.m. Eastern Time, a simultaneous webcast of a conference call with Steven R. Lewis, President and CEO, and David L. Mead, Chief Financial Officer, of First Place was held and was made available online at the Investor Relations page of First Place's website at www.firstplacebank.net. Mr. Lewis and Mr. Mead provided an overview of the Franklin transaction to financial analysts. The webcast was open to the public with both media and investors invited to listen via the Internet. A replay of the call will be available on First Place's website for 7 business days following the event. A detailed presentation of the Franklin transaction is posted on the Investor Relations Page of First Place's website at www.firstplacebank.net, and may be downloaded from First Place's website or can be obtained, without charge, by directing a request to Mr. Mead at 330-373-1221, extension 2279, or by email at dmead@fpfc.net.

A copy of the conference call presentation is attached hereto as Exhibit 99.4 to this Form 8-K and is incorporated herein by this reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 11, 2003, Franklin Bancorp announced its consolidated results of operations for the third quarter ended September 30, 2003, as set forth in the press release included as Exhibit 99.5 hereto.


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The information in this Current Report on Form 8-K under Item 12, including
Exhibit 99.5, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K under Item 12, including Exhibit 99.5, shall not be deemed to be incorporated by reference into the filings of the Franklin Bancorp, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRANKLIN BANCORP, INC.


       Date:    November 12, 2003         By:      /s/ Craig L. Johnson
                                         --------------------------------------
                                         Craig L. Johnson
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX


99.1 Press release of Franklin Bancorp, Inc. dated November 10, 2003, announcing that First Place Financial Corp. and Franklin Bancorp, Inc. have entered into an Agreement and Plan of Merger under which First Place Financial Corp. has agreed to acquire Franklin Bancorp, Inc. The transaction is subject to, and contingent on regulatory and shareholder approval.

99.2 Agreement and Plan of Merger, dated as of November 10, 2003, by and between First Place Financial Corp and Franklin Bancorp, Inc.

99.3 Press Release of Franklin Bancorp, Inc. dated November 10, 2003, announcing that Craig L. Johnson has been named as the new President and CEO and a director of Franklin Bancorp, Inc.

99.4 Conference call and simultaneous webcast presentation of November 11, 2003 presented by Steven R. Lewis, President and CEO, and David L. Mead, Chief Financial Officer, of First Place.

99.5 Press Release of Franklin Bancorp, Inc., dated November 11, 2003, announcing earnings for the quarter ended September 30, 2003.